UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2004


                            AmeriVest Properties Inc.
        (Exact name of small business issuer as specified in its charter)

              Maryland                      1-14462                84-1240264
  (State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
   incorporation or organization)                            Identification No.)

          1780 South Bellaire Street Suite 100, Denver, Colorado 80222
                    (Address of principal executive offices)

                                 (303) 297-1800
                        (Registrant's telephone number)


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Item 12. Results of  Operations and Financial Condition.

         On February 13, 2004, AmeriVest Properties Inc. ("AmeriVest") announced its occupancy results and other financial information for the quarter ended and year ended December 31, 2003. A copy of AmeriVest's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in the first sentence of the third paragraph of Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by AmeriVest under the Securities Act of 1933, as amended.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMERIVEST PROPERTIES INC.


Dated: February 17, 2004
                                     By:     /s/ Kathryn L. Hale
                                        -------------------------------------
                                                Kathryn L. Hale
                                                Chief Financial Officer